1998 STOCK PURCHASE AND OPTION PLAN
                              FOR KEY EMPLOYEES OF
                          P&L COAL HOLDINGS CORPORATION

1        Purpose of Plan

         The 1998 Stock Purchase and Option Plan for Key Employees of P&L Coal Holdings Corporation and Subsidiaries (the "Plan") is designed:

         (a) to promote the long term financial interests and growth of P&L Coal Holdings Corporation (the "Company") and its subsidiaries by attracting and retaining management personnel with the training, experience and ability to enable them to make a substantial contribution to the success of the Company's business;

         (b) to motivate management personnel by means of growth-related incentives to achieve long range goals; and

         (c) to further the alignment of interests of participants with those of the stockholders of the Company through opportunities for increased stock, or stock-based, ownership in the Company.

2        Definitions

         As used in the Plan, the following words shall have the following meanings:

         (a) "Active Trading Market" shall mean, as to the Company's Common Stock, that the Company's Common Stock is listed or quoted on a national exchange or the NASDAQ National Market.

         (b) "Board of Directors" shall mean the Board of Directors of the Company.

         (c)  "Change  of  Control"   shall  mean  an   acquisition  of  all  or
substantially all of the direct and indirect assets of the Company and its Subsidiaries (by merger, consolidation, recapitalization event, stock or asset sale or otherwise), whereby immediately following any such transaction (i) the Lehman Fund owns, in the aggregate, less than 50 percent of the Company's outstanding voting securities that the Lehman Fund owned (excluding the sell down of approximately $75 million anticipated to occur after the Closing Date or
(ii) any Person individually owns more of the Company's then outstanding voting securities entitled to vote generally than is owned in the aggregate by the Lehman Fund and its affiliates.

         (d) "Class B Stock" shall mean the $.01 par value Company stock which shall have voting rights and other attributes similar to Common Stock, except that Common Stock will have a liquidation preference. Class B Stock shall be converted to Common Stock upon a Change of Control, an IPO or a Recapitalization Event.

         (e) "Closing Date" shall mean May 19, 1998.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (g) "Committee" shall mean the Compensation Committee of the Board of Directors.

         (h) "Common Stock" shall mean the $.01 par value common stock of the Company which may be authorized but unissued, or issued and reacquired.

         (i) "Employee" shall mean a person, including an officer, in the regular full-time employment of the Company or one of its Subsidiaries who, in the opinion of the Committee, is, or is expected to be, involved with the management, growth or protection of some part or all of the business of the Company.

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (k) "Fair Market Value" shall mean (i) prior to a Public Offering, the fair market value of the equity of the Company, as determined by the Board of Directors in good faith, taking into account all relevant factors, including the Company's historic financial performance, its business prospects and recent sales or valuations of similar companies; (ii) after a Public Offering, the average of the closing prices of the shares of Common Stock for the 20 trading days immediately preceding the determination date; provided, however, at the time of the Public Offering, the offering price per share of Common Stock; and
(iii) notwithstanding the foregoing, in the event of a Change in Control, the per share value of equity based on amounts paid in the Change of Control.

         (l) "Grant" shall mean an award made to a Participant under this Plan, including an award of Options and/or Purchase Stock, as such term is defined in paragraph 5(b) hereof.

         (m) "Grant Agreement" shall mean an agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to Grants pursuant to the Plan.
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         (n)  "Lehman  Fund"  shall mean the  initial  purchasers  listed on the signature pages to the Stockholders Agreement dated as of the Closing Date between the Participant and the Company and any other entity owned or controlled directly or indirectly by Lehman Brothers Holdings, Inc.

         (o) "Option" shall mean an option to purchase shares of the Common Stock which may be an "Incentive Stock Option" or a "Non-Qualified Stock Option", as such terms are defined in paragraph 5(a) hereof.

         (p) "Participant" shall mean an Employee, or other person having a relationship with the Company or one of its Subsidiaries, to whom one or more Grants have been made and such Grants have not all been forfeited or terminated under the Plan, or a person to whom such Grant was transferred pursuant to a trust provided for by the Grant Agreement; provided, however, that a non-employee director of the Company or one of its Subsidiaries may not be a Participant.

         (q) "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         (r) "Public Offering" shall mean the sale of shares of any class of the Company's stock to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act of 1933 which results in an Active Trading Market of the lesser of 25% of the outstanding shares of Common Stock and an aggregate value of outstanding securities that are registered equal to $250 million; provided, however, that the first such Public Offering shall be called an "IPO".

         (s) "Share" shall mean Common Stock or Class B Stock, as the case may be.

         (t) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations, or group of commonly controlled corporations, other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3        Administration of Plan

         (a) The Plan shall be administered by the Committee; provided, however, that the members of the Committee shall qualify to administer the Plan for purposes of Rule 16b-3 (and any other applicable rule) promulgated under Section 16(b) of the Exchange Act to the extent that the Company is subject to such rule. The Committee may adopt its own rules of procedure, and action of a majority of the members of the Committee taken at a meeting, or action taken without a meeting by unanimous written consent, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules. Any such interpretations, rules and administration shall be consistent with the basic purposes of the Plan.

         (b) The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Plan subject to such conditions and limitations as the Committee shall prescribe, except that only the Committee may designate and make Grants to Participants who are subject to
Section 16 of the Exchange Act.

         (c) The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company, and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Grants, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

4        Eligibility

         The Committee may from time to time make Grants under the Plan to such Employees, or other persons having a relationship with the Company or any of its Subsidiaries, and in such form and having such terms, conditions and limitations as the Committee may determine consistent, however, with the terms of the Plan. Grants may be made singly, in combination or in tandem. The terms, conditions and limitations of each Grant under the Plan shall be set forth in a Grant Agreement, in a form approved by the Committee; provided, however, that such Grant Agreement shall contain provisions dealing with the treatment of Grants in the event of the termination, death or disability of a Participant, and may also include provisions concerning the treatment of Grants in the event of a Change of Control of the Company.

5        Grants

         (a) Stock Options - From time to time, the Committee, in its sole discretion, will determine the forms and amounts of Options to be granted to Participants. Such Options may take the following forms in the Committee's sole discretion:

                  (i) Incentive Stock Options - These are Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). In addition to other restrictions contained in the Plan, an Option granted under this Paragraph 5(a)(i), (A) may not be exercised more than 10 years after the date it is granted, (B) may not have an option price less than the Fair Market Value of Common Stock on the date the Option is granted, (C) must otherwise comply with Code Section 422, and (D) must be designated as an "Incentive Stock Option" by the Committee. The maximum aggregate Fair Market Value of Common Stock (determined at the time of grant) with respect to which Incentive Stock Options granted to any Participant under the Plan and incentive stock options granted to such Participant under any other plan maintained by the Company or a Subsidiary become first exercisable in any calendar year is $100,000. Payment of the Option price shall be made in cash or in Shares, or a combination thereof, in accordance with the terms of the Plan, the Grant Agreement, and of any applicable guidelines of the Committee in effect at the time.

                  (ii) Non-Qualified Stock Options - These are Options which are not designated by the Committee as "Incentive Stock Options". At the time of the Grant the Committee shall determine, and shall include in the Grant Agreement or other Plan rules, the Option exercise period, the Option price, and such other conditions or restrictions on the Grant or exercise of the Option as the Committee deems appropriate. In addition to other restrictions contained in the Plan, an Option granted under this Paragraph 5(a)(ii), may not be exercised more than 10 years after the date it is granted. Payment of the Option price shall be made in cash or in Shares, or a combination thereof, in accordance with the terms of the Plan, the Grant Agreement and of any applicable guidelines of the Committee in effect at the time.

         Options may be granted prior to the effective date of the Plan (as determined pursuant to Paragraph 13 herein); provided, however, that no Option shall be exercisable prior to the date of the approval of the Plan by the stockholders of the Company; provided, further, that such approval will occur within 12 months of adoption of the Plan by the Board of Directors for the purpose of granting Incentive Stock Options.

         (b) Purchase Stock - The Committee, in its sole discretion, may grant a Participant the right to purchase Class B Stock ("Purchase Stock") at such price as is determined by the Committee.

6        Limitations and Conditions

         (a) Subject to adjustments under Paragraphs 8 and 9 hereof, the number of shares of authorized Common Stock available under this Plan shall be 4,027,800 shares as of the effective date of the Plan. The number of shares of authorized Class B Stock available under this Plan shall be 742,268 shares as of the effective date of the Plan. Unless restricted by applicable law, Shares related to Grants that are forfeited, terminated, cancelled or expire unexercised, shall immediately become available to be subject to Grants.

         (b) No Grants shall be made under the Plan beyond ten years after the effective date of the Plan, but the terms of Grants made on or before the expiration of the Plan may extend beyond such expiration. At the time a Grant is made or amended or the terms or conditions of a Grant are changed, the Committee may provide for limitations or conditions on such Grant.

         (c) Nothing contained herein shall affect the right of the Company to terminate any Participant's employment at any time or for any reason.

         (d) Other than as specifically provided in the forms of Subscription Agreement and Stockholders Agreement attached hereto as Exhibits A and B with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. No such benefit shall, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the Participant.

         (e) Participants shall not be, and shall not have any of the rights or privileges of, stockholders of the Company in respect of any Shares purchasable in connection with any Grant unless and until certificates representing any such Shares have been issued by the Company to such Participants.

         (f) No election as to benefits or exercise of Options may be made during a Participant's lifetime by anyone other than the Participant except by a legal representative appointed for or by the Participant.

         (g) Absent express provisions to the contrary, any Grant under this Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or its Subsidiaries and shall not affect any benefits under any other benefit plan of any kind now or subsequently in effect under which the availability or amount of benefits is related to level of compensation. This Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

         (h) Unless the Committee determines otherwise, no benefit or promise under the Plan shall be secured by any specific assets of the Company or any of its Subsidiaries, nor shall any assets of the Company or any of its Subsidiaries be designated as attributable or allocated to the satisfaction of the Company's obligations under the Plan.

7        Transfers and Leaves of Absence

         For purposes of the Plan,  unless the Committee  determines  otherwise:
(a) a transfer of a Participant's employment without an intervening period of separation among the Company and any Subsidiary shall not be deemed a termination of employment, and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of the Company or any Subsidiary during such leave of absence.

8        Adjustments

         In the event of any change in the outstanding Common Stock or Class B Stock by reason of a stock split, spin-off, stock dividend, stock combination or reclassification, recapitalization, consolidation or merger, Change of Control, or similar event, the Committee shall adjust appropriately the number of Shares subject to Grants under the Plan and make such other revisions as it deems are equitably required.

9        Change of Control

         Unless otherwise provided in the Grant Agreement, in its absolute discretion, and on such terms and conditions as it deems appropriate, coincident with or after any Grant, the Committee may provide that such Grant cannot be exercised after a Change of Control of the Company, and if the Committee so provides, it shall also provide, either by the terms of such Grant or by a resolution adopted prior to the occurrence of such Change of Control that such Grants will be cashed out at the Change of Control price or that such Grant shall be exercisable as to all Shares subject thereto prior to such Change of Control, notwithstanding anything to the contrary herein (but subject to the provisions of Paragraph 6(b)) and that, upon the occurrence of such event, such Grant shall terminate and be of no further force or effect; provided, however, that the Committee may also provide, in its absolute discretion, that even if the Grant shall remain exercisable after any such event, from and after such event, any such Grant shall be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such event by the holder of a number of Shares for which such Grant could have been exercised immediately prior to such event.

10       Amendment and Termination

         The Committee shall have the authority to make such amendments to any terms and conditions applicable to outstanding Grants as are consistent with this Plan provided that, except for adjustments under Paragraph 8 or 9 hereof, no such action shall modify such Grant in a manner adverse to the Participant without the Participant's consent.

         The Board of Directors may amend, suspend or terminate the Plan except that no such action, other than an action under Paragraph 8 or 9 hereof, may be taken which would, without shareholder approval, increase the aggregate number of Shares subject to Grants under the Plan, decrease the exercise or purchase price of outstanding Grants, change the requirements relating to the Committee or extend the term of the Plan, but only to the extent such shareholder approval would be required by Rule 16b-3 at a time when the Company is subject to Section 16(b) of the Exchange Act.

11       Foreign Grants and Rights

                  The Committee may make Grants to Employees or other persons having a relationship with the Company or one of its Subsidiaries who are subject to the laws of nations other than the United States, which Grants may have terms and conditions that differ from the terms thereof as provided elsewhere in the Plan for the purpose of complying with foreign laws.

12       Withholding Taxes

         The Company shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver Shares upon the exercise of an Option or payment for Purchase Stock that the Participant pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any Grant Agreement may provide that the Participant may elect, in accordance with any conditions set forth in such Grant Agreement, to pay a portion or all of such withholding taxes in Shares.

13       Effective Date and Termination Dates

         The Plan shall be effective on and as of the date of its approval by the stockholders of the Company and shall terminate ten years later, subject to earlier termination by the Board of Directors pursuant to Paragraph 10.